Stock-Based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation

The Company’s shareholder-approved stock-based incentive compensation plans provide for the granting of awards in the form of stock options, deferred stock, restricted stock or stock appreciation rights (“SARs”). The awards may be subject to the achievement of certain performance goals as determined by the Compensation Committee designated by the Company’s Board of Directors. There have been no awards of SARs. At December 31, 2017, there were 4.4 million authorized shares available for future awards.

Stock Options

At December 31, 2017 and 2016 there were 70,000 and 369,050 options outstanding with weighted average exercise prices of $38.00 and $26.74. There were no stock options granted in 2017, 2016 or 2015. The aggregate intrinsic values of options exercised during the years ended December 31, 2017, 2016 and 2015 were $7, $8 and $5. As of December 31, 2017, all outstanding options have vested and all expense has been recognized.

Restricted and Deferred Stock

Annually, the Company awards shares of restricted stock to certain senior executives in the form of time-vested restricted stock and performance-based shares. The time-vested restricted stock vests ratably over three years.

For awards subject to a market condition, the metric is the Company’s Total Shareholder Return (“TSR”), which includes share price appreciation and dividends paid, during the three-year term of the award measured against the TSR of a peer group of companies. For awards subject to a performance condition, the metric is the Company's average return on invested capital, over the three-year term.

The performance-based shares cliff vest at the end of three years. The number of performance-based shares that will ultimately vest is based on the level of performance achieved, ranging between 0% and 200% of the shares originally awarded and will be settled in shares of common stock. Participants who terminate employment because of retirement, disability or death receive accelerated vesting of their time-vested awards to the date of termination. However, restrictions will lapse on performance-based awards, if at all, on the original vesting date.

The Company also issues shares of time-vesting restricted stock to U.S. employees and deferred stock to non-U.S. employees which vest ratably over three to five years.

A summary of restricted and deferred stock activity follows:

Number of shares
Non-vested shares outstanding at January 1, 2017	1,321,292
Awarded:
Time-vesting	144,141
Performance-based	149,843
Released:
Time-vesting	(351,403)
Performance-based	(115,732)
Forfeitures:
Time-vesting	(35,550)
Performance-based	(58,749)
Non-vested shares outstanding at December 31, 2017	1,053,842

The average grant-date fair value of restricted stock awarded in 2017, 2016 and 2015 follows:

	2017	2016	2015
Time-vested	$55.55	$51.04	$53.65
Performance-based	51.90	51.18	49.50

The fair values of the performance-based awards that include a market condition were calculated using a Monte Carlo valuation model and the following weighted average assumptions:

	2017	2016	2015
Risk-free interest rate	1.4%	1.2%	1.1%
Expected term (years)	3	3	3
Expected stock price volatility	21.1%	19.8%	17.4%

At December 31, 2017, unrecognized compensation cost related to outstanding restricted and deferred stock was $27. The weighted average period over which the expense is expected to be recognized is 1.5 years. The aggregate market value of the shares released on the vesting dates was $26 in 2017.

The Company maintains a Stock-Based Compensation Plan for Non-Employee Directors. Under the plan a portion of the non-employee directors' quarterly compensation is provided in the form of restricted stock. During 2017, $1 of stock-based compensation was recognized under this plan.